REVENUE FROM PRODUCT SALES	12 Months Ended
Dec. 31, 2023
Disclosure of revenue [Abstract]
REVENUE FROM PRODUCT SALES	REVENUE FROM PRODUCT SALES

	US Dollars
Figures in millions	2023	2022	2021
Revenue consists of the following principal categories:
Gold income (2)	4,480	4,388	3,903
Spot market sales	4,213	4,388	3,903
Concentrate sales (1)	267	—	—
By-products (2)	102	113	126
	4,582	4,501	4,029
(1) There have been no material provisional price adjustments for the year ended 31 December 2023.
(2) The disaggregation of revenue from contracts with customers by primary geographical region is described in the segmental information note (note 2).

Accounting policies
Revenue from product sales comprises sales of:
•refined gold and doré bars;
•by-products including silver and sulphuric acid; and
•gold concentrate.
Revenue from spot market sales are recognised at a point in time when control of the goods passes to the customer and the performance obligations of transferring control have been met. Control of the goods passes to the customer on settlement date. The amount of revenue recognised reflects the consideration to which the entity is entitled in exchange for the goods transferred.
Sales of gold concentrate are recorded when control of ownership passes to the customer, net of refining and treatment charges. Control of ownership passes to the customer either at the warehouse, on the date of issuance of a holding certificate to the customer, or at the time of shipment, depending on the terms agreed with the customer. Sales prices are provisionally set on a specified future date after shipment, based on market prices. Revenue is recorded using forward market gold prices on the expected date that the final sales will be determined.
Changes in the fair value as a result of changes in forward gold prices are classified as provisional price adjustments and included as a component of revenue.